EXHIBIT  23.1


(on  Amisano  Hanson  letterhead)



                        CONSENT OF INDEPENDENT ACCOUNTANT


We hereby consent to the use in this Registration Statement on Form SB-2 Amendment NO. 4 of our report dated November 21, 2003, relating to the financial statements of Stanford Management Ltd., as of August 31, 2003 and the reference to our firm as experts in the Registration Statement.

Vancouver,  Canada                              /s/  "Amisano  Hanson"
June  11,  2004                                   Chartered  Accountants